                                                     EXHIBIT 10.42

                          AMENDMENT AGREEMENT


     THIS AMENDMENT AGREEMENT ("Agreement") is entered into as of the 20th day of May, 1996 by and between GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation (the "Borrower"), those several lenders who are or become parties to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders" and, individually, a "Lender"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association with offices in Knoxville, Tennessee, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement dated May 25, 1995 between Borrower, Lenders and the Administrative Agent (the "Credit Agreement"), Lenders made a loan to Borrower in the principal amount of $100,000,000 (the "Loan") pursuant to the terms and provisions thereof;

     WHEREAS, pursuant to the Credit Agreement, the Borrower delivered a Promissory Note dated May 25, 1995 to each Lender (collectively, the "Notes") in the amount of such Lender's Commitment (as defined in the Credit Agreement);

     WHEREAS, the parties wish to revise and modify certain obligations of the parties specified in the Credit Agreement and to extend the Termination Date of the Credit Agreement from May 31, 1997 until May 31, 1998; and

     WHEREAS, all terms capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     1. Commitments. The Commitment and Percentage of each Lender as set forth on the signature pages to the Credit Agreement are hereby amended to be as follows:


                     Lender                      Commitment  Percentage
             --------------------               -----------  -----------

             First Tennessee Bank               $20,000,000  20.00%
             National Association

             First American                     $15,000,000  15.00%
             National Bank

             AmSouth Bank of                    $17,500,000  17.50%
             Alabama

             Southtrust Bank of                 $17,500,000  17.50%
             Alabama, N.A.

             First Union National               $17,500,000  17.50%
             Bank of Tennessee

             Wachovia Bank of                   $12,500,000  12.50%
             Georgia, N.A.


     2. Termination Date. The definition of Termination Date in the Credit Agreement is hereby amended in its entirety to state as follows:

        "Termination Date" shall mean May 31, 1998.

     All indebtedness of the Borrower incurred under the Credit Agreement shall be due and payable as of the Termination Date set forth above.

     3. New Notes. The Borrower shall deliver to AmSouth Bank of Alabama, Southtrust Bank of Alabama, N.A., First Union National Bank of Tennessee and Wachovia Bank of Georgia, N.A. an Amended and Restated Promissory Note substantially in the form attached to the Credit Agreement as Exhibit 2.8 (the "New Notes") reflecting the amount of each such Lender's Commitment as set forth above. Upon the execution and delivery of the New Notes to the above listed Lenders, those Lenders shall return their original Notes marked "cancelled".

     4. Financial Covenants. Sections 8.1.2, 8.1.3 and 8.1.4 of the Credit Agreement are hereby amended to state as follows:

     8.1.2.  Debt to Worth Ratio.  Permit the ratio of
     Total Liabilities to Shareholders Equity as of the end of any Fiscal Year to exceed 1.10 to 1.00.

     8.1.3.  Shareholders Equity.  Permit the
     Shareholders Equity (a) to be less than $104,000,000 as of February 3, 1996, (b) to be less than $114,000,000 as of February 1, 1997, or (c) to be less than $124,000,000 as of January 31, 1998.

     8.1.4.  Capital Expenditures.  Permit Capital
     Expenditures made by Borrower in the aggregate to exceed (a) $16,500,000 during the Fiscal Year ending
     February 3, 1996, (b) $35,500,000 in the aggregate during the Fiscal Year ending February 3, 1996 and the Fiscal Year ending February 1, 1997, and (c)
     $27,500,000 for the Fiscal Year ending January 31,
     1998.

     5. Continuing Effect of Documents. Except as expressly modified by or provided for in this Agreement, the terms and provisions of the Credit Agreement and all other documents relating to the Loan shall remain in full force and effect as originally executed.

     6. Representations and Warranties. The representations and warranties of the Borrower in the Credit Agreement are true and correct on and as of the date hereof as though made on this date.

     7. No Default. As of the date hereof, the Borrower is in full compliance with all of the terms and provisions set forth in the Credit Agreement as amended hereby, including without limitation the covenants and agreements set forth in Articles 6, 7 and 8 of the Credit Agreement, and all of the instruments and documents executed in connection therewith, and no Event of Default, as defined in Article 9 of the Credit Agreement, nor any event which, upon notice, lapse of time or both, would constitute an Event of Default, has occurred or is continuing.

     8. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings or agreements between the parties hereto.

     9. No Novation. This Agreement does not constitute a discharge or novation of any promissory note existing prior to this Agreement or any other documents executed in connection with the Loan, and such documents shall continue in full force and effect and shall be fully binding upon all parties hereto.

     10. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                       BORROWER:

                                       GOODY'S FAMILY CLOTHING, INC.

                                       Name:  /s/ Edward R. Carlin
                                            -----------------------------------
                                       Title:   Exec. V.P/CFO
                                             ----------------------------------

                              [LENDERS' SIGNATURE PAGES FOLLOW]

     [Lender's Signature Page to Amendment Agreement dated May 20, 1996]



                                 FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender and as Administrative Agent


                                 By:  /s/ James H. Atchley
                                    ------------------------------------------
                                          Title:  Vice President
                                                ------------------------------


                                 Address:  First Tennessee Bank National
                                           Association
                                           Corporate Lending Group
                                           Plaza Tower
                                           800 S. Gay Street
                                           Knoxville, Tennessee  37929
                                           Attn:  James H. Atchley
                                           Telecopy No. 615-971-2883

     [Lender's Signature Page to Amendment Agreement dated May 20, 1996]



                                 FIRST AMERICAN NATIONAL BANK, as a Lender


                                 By:  /s/ Eric V. Schwarzentraub
                                    ----------------------------------
                                          Title:   V.P
                                                ----------------------


                                 Address:  505 S. Gay Street, Mezzanine
                                           Knoxville, Tennessee  37902
                                           Attn: Eric V. Schwarzentraub
                                           Telecopy No. 615-521-5352

     [Lender's Signature Page to Amendment Agreement dated May 20, 1996]



                                 AMSOUTH BANK OF ALABAMA, as a Lender


                                 By:  /s/ Bob Dehaven
                                    --------------------------------------
                                          Title:   Vice President
                                                --------------------------


                                 Address:  1900 5th Avenue North, 7th floor
                                           Birmingham, Alabama  35203
                                           Attn: Bob Dehaven
                                           Telecopy No. 205-583-4436

     [Lender's Signature Page to Amendment Agreement dated May 20, 1996]



                                 SOUTHTRUST BANK OF ALABAMA, N.A., as a
                                 Lender


                                 By:   /s/ Mark Jones
                                    ---------------------------------
                                       Title:   AVP
                                             ------------------------



                                 Address:  420 North 20th Street
                                           Birmingham, Alabama 35203
                                           Attn: Mark Jones
                                           Telecopy No. 205-254-5022

     [Lender's Signature Page to Amendment Agreement dated May 20, 1996]



                                 FIRST UNION NATIONAL BANK OF TENNESSEE,
                                 as a Lender


                                 By:    /s/ Timothy B. Fouts
                                    ---------------------------------------
                                        Title:    VP
                                              -----------------------------


                                 Address:  150 Fourth Avenue North
                                           First Union Tower, 2nd Floor
                                           Nashville, Tennessee  37219
                                           Attn: Ms. Carol D. Cole
                                           Telecopy No. 615-251-0894

     [Lender's Signature Page to Amedment Agreement dated May 20, 1996]



                                 WACHOVIA BANK OF GEORGIA, N.A., as a Lender


                                 By:   /s/ Nickoli Weaver
                                    -------------------------------------------
                                       Title:   Vice President
                                             ----------------------------------


                                 Address: 191 Peachtree Street, NE, 29th floor Atlanta, Georgia 30303
                                           Attn: Nickoli Weaver
                                           Telecopy No. 404-332-5016

                                   ASSIGNMENT


     THIS ASSIGNMENT (this "Assignment"), dated as of the 20th day of May, 1996, is made and entered by Union Planters National Bank (the "Transferor Lender"), in favor of AmSouth Bank of Alabama, Southtrust Bank of Alabama, N.A., First Union National Bank of Tennessee, and Wachovia Bank of Georgia, N.A. (the "Purchasing Lenders").

     RECITALS:

     A. The Transferor Lender and Purchasing Lenders are parties to that certain Credit Agreement dated as of May 25, 1995, as amended by that certain Amendment Agreement of even date herewith, among Goody's Family Clothing, Inc., a Tennessee corporation, First Tennessee Bank National Association, as administrative agent, and the Lenders party thereto (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"; except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined).

     B. The Transferor Lender is selling and assigning to each Purchasing Lender certain rights, obligations, Loans, and Commitments under the Credit Agreement, the Notes, and the other Loan Documents.
     AGREEMENTS:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. As of the date hereof, the Transferor Lender hereby irrevocably sells, assigns and transfers to each Purchasing Lender, without recourse, representation or warranty, twenty-five percent (25%) of (i) the Transferor Lender's Commitment, (ii) the Loans outstanding as of the date hereof held by the Transferor Lender, and (iii) any other amounts owing as of the date hereof to the Transferor Lender under the Credit Agreement, the Notes or the other Loan Documents. Such assignment effects a total assignment of the Transferor Lender's Percentage and upon such assignment, the Transferor Lender shall no longer be a party to the Credit Agreement.

     SECTION 2. From and after the date hereof, principal, interest, Credit Fees, other fees and other amounts that otherwise would be payable to or for the account of the Transferor Lender pursuant to the Credit Agreement, the Notes, and the other Loan Documents shall instead be payable to or for the account of the Purchasing Lenders in accordance with their respective percentages as set forth in the Credit Agreement as amended on the date hereof.

     SECTION 3. Concurrently with this Assignment, the Note payable to the order of the Transferor Lender is being delivered by the Transferor Lender to the Borrower marked "cancelled". As evidence of this Assignment, each Purchasing Lender will receive an Amended and Restated Promissory Note as described in the Amendment Agreement.

     SECTION 4. The Transferor Lender agrees that at any time and from time to time upon written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent reasonably may request in order to effect the purposes of this Assignment.

     IN WITNESS WHEREOF, the Transferor Lender has caused this Assignment to be executed by its duly authorized officer as of the date set forth above.


                                     TRANSFEROR LENDER:

                                     UNION PLANTERS NATIONAL BANK


                                     By: /s/ Elizabeth S. Collins
                                        ---------------------------------
                                     Title:  Vice President
                                           ------------------------------


CONSENT TO ASSIGNMENT:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Administrative Agent


By:  /s/ James H. Atchley
   -----------------------------------
Title:  Vice President
      --------------------------------

GOODY'S FAMILY CLOTHING, INC.


By:   /s/ Edward R. Carlin
   -----------------------------------
 Title:   Exec. V.P/CFO
       -------------------------------

                     AMENDED AND RESTATED PROMISSORY NOTE


$17,500,000                   Knoxville, Tennessee                 May 20, 1996


     FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of AMSOUTH BANK OF ALABAMA ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($17,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Credit Agreement dated May 25, 1995, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

     Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

     Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

     Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

     This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

     It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

           (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

           (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

           (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

     This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                    MAKER:

                                    GOODY'S FAMILY CLOTHING, INC.


                                    By:  /s/ Edward R. Carlin
                                       ---------------------------------
                                     Title:  Exec. V.P/CFO
                                           -----------------------------


                                    Attest: /s/ Regis J. Hebbeler
                                           -----------------------------
                                     Title:   Asst. Sec.
                                           -----------------------------

                     AMENDED AND RESTATED PROMISSORY NOTE


$17,500,000                Knoxville, Tennessee                   May 20, 1996


     FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of SOUTHTRUST BANK OF ALABAMA, N.A. ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($17,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Credit Agreement dated May 25, 1995, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

     Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

     Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

     Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

     This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

     It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

           (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

           (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

           (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

     This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                     MAKER:

                                     GOODY'S FAMILY CLOTHING, INC.

                                     By:  /s/ Edward R. Carlin
                                        --------------------------------
                                      Title:  Exec. V.P/CFO
                                            ----------------------------

                                     Attest: /s/ Regis J. Hebbeler
                                            ----------------------------
                                      Title:   Asst. Sec.
                                            ----------------------------

                     AMENDED AND RESTATED PROMISSORY NOTE


$17,500,000                Knoxville, Tennessee                    May 20, 1996


     FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($17,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Credit Agreement dated May 25, 1995, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

     Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

     Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

     Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

     This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

     It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

           (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

           (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

           (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

     This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                        MAKER:

                                        GOODY'S FAMILY CLOTHING, INC.

                                        By:  /s/ Edward R. Carlin
                                           --------------------------------
                                         Title:  Exec. V.P/CFO
                                               ----------------------------

                                        Attest: /s/ Regis J. Hebbeler
                                               ----------------------------
                                         Title:   Asst. Sec.
                                               ----------------------------

                     AMENDED AND RESTATED PROMISSORY NOTE


$12,500,000                Knoxville, Tennessee                    May 20, 1996


     FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of WACHOVIA BANK OF GEORGIA, N.A. ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($12,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Credit Agreement dated May 25, 1995, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

     Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

     Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

     Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

     This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

     It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

           (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

           (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

           (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

     This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                       MAKER:

                                       GOODY'S FAMILY CLOTHING, INC.

                                       By:  /s/ Edward R. Carlin
                                          ----------------------------------
                                        Title:  Exec. V.P/CFO
                                              ------------------------------

                                       Attest: /s/ Regis J. Hebbeler
                                              ------------------------------
                                        Title:   Asst. Sec.
                                              ------------------------------